Schedule of Investments August 31, 2022 (Unaudited)

Ecofin Sustainable Water Fund

	Shares	Fair Value
Common Stock - 96.8% (1)
Canada Engineering & Construction - 3.3% (1)
Stantec, Inc. (2)	1,367	$64,876
France Utility - 7.1% (1)
Veolia Environnement SA	6,192	138,004
Hong Kong Utility - 2.9% (1)
China Water Affairs Group Limited	62,000	56,474
Japan Engineering & Construction - 1.4% (1)
Metawater Co Ltd.	1,900	27,949
Japan Water Filtration, Treatment, & Testing - 3.8% (1)
Kurita Water Industries Ltd.	1,900	73,924
Mexico Filtration, Treatment & Testing - 1.2% (1)
Grupo Rotoplas SAB de CV	17,243	23,554
Switzerland Pipes, Pumps, & Valves - 1.0% (1)
Georg Fischer AG	371	20,102
Switzerland Water Filtration, Treatment, & Test - 0.8% (1)
Geberit AG	35	16,172
United Kingdom Utility - 1.1% (1)
Pennon Group Plc	2,038	22,066
United Kingdom Water Filtration, Treatment, & Testing - 1.8% (1)
Pentair PLC	773	34,399
United States Agriculture Equipment & Services - 2.7% (1)
Lindsay Corporation	330	52,919
United States Engineering & Construction - 7.9% (1)
Aecom	1,007	73,662
Montrose Environmental Group, Inc. (2)	233	9,369
Tetra Tech, Inc.	519	70,485
		153,516
United States Pipes, Pumps, & Valves - 21.7% (1)
Advanced Drainage Systems, Inc.	764	103,675
Badger Meter, Inc.	298	28,218
Core & Main, Inc. (2)	1,468	34,601
Fortune Brands Home & Security, Inc.	326	20,026
IDEX Corp.	343	69,015
Masco Corporation	319	16,228
Mueller Water Products, Inc.	2,390	26,959
Xylem, Inc.	890	81,079
Zurn Elkay Water Solutions Corp.	1,585	43,714
		423,515
United States Utility - 2.6% (1)
SJW Group	791	50,861
United States Water Filtration, Treatment, & Testing - 14.4% (1)
Aris Water Solution, Inc.	3,222	54,774
Danaher Corp.	544	146,831
Ecolab, Inc.	238	38,992
Evoqua Water Technologies Corp. (2)	1,112	39,009
		279,606
United States Water Utility - 21.5% (1)
American Water Works Co., Inc.	1,301	193,133
Essential Utilities, Inc.	3,908	192,078
Middlesex Water Company	208	18,464
The York Water Company	350	15,390
		419,065
Total Common Stock
(Cost $1,985,192)		1,857,002

Special Purpose Acquisition Company - 1.6% (1)
Sustainable Development Acquisition I Corp. (2)
(Cost $30,362)	3,104	30,543

Total Investments - 96.8% (1)
(Cost $2,015,554)		1,887,545
Other Assets in Excess of Liabilities, Net - 3.2%(1)		62,040
Total Net Assets - 100.0%(1)		$1,949,585

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,558,785	$298,217	$-	$1,857,002
Special Purpose Acquisition Company	30,543	-	-	30,543
Total Investments	$1,589,328	$298,217	$-	$1,887,545

Refer to the Fund's Schedule of Investments for additional industry information.